EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Worksport Ltd. (the “Registrant”) on Form 10-K for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof, I, Steven Rossi, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Worksport Ltd

Dated: March 28, 2024	/s/ Steven Rossi
Steven Rossi
President, Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive and Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Worksport Ltd. and will be retained by Worksport Ltd. and furnished to the Securities and Exchange Commission or its Staff upon request.